CONTACT:	FOR IMMEDIATE RELEASE
Bryan R. McKeag	April 26, 2021
Executive Vice President
Chief Financial Officer
(563) 589-1994
BMcKeag@htlf.com

HEARTLAND FINANCIAL USA, INC. ("HTLF") REPORTS RECORD QUARTERLY RESULTS
AS OF MARCH 31, 2021

Highlights and Developments

▪	Record net income available to common stockholders of $50.8 million compared to $20.0 million for the first quarter of 2020, an increase of $30.8 million or 153%
▪	Diluted earnings per common share of $1.20 compared to $0.54 for the first quarter of the prior year, an increase of $0.66 or 122%
▪	Annualized net charge off ratio of 0.06%, nonperforming assets to total assets of 0.54%, and 30-89 day loan delinquencies of 0.16%
▪	Net interest income of $139.6 million compared to $112.5 million for the first quarter of 2020, an increase of $27.1 million or 24%
▪	Efficiency ratio (non-GAAP)[1] of 56.61% compared to 61.82% for the first quarter of 2020
▪	Completed the AimBank systems conversion on February 19, 2021
▪	Announced a branding change on April 14, 2021 from Heartland Financial to HTLF

	Three Months Ended March 31,
	2021	2020
Net income available to common stockholders (in millions)	$50.8	$20.0
Diluted earnings per common share	1.20	0.54

Return on average assets	1.19%	0.61%
Return on average common equity	10.49	4.98
Return on average tangible common equity (non-GAAP)(1)	15.90	8.00
Net interest margin	3.44	3.81
Net interest margin, fully tax-equivalent (non-GAAP)(1)	3.48	3.84
Efficiency ratio, fully-tax equivalent (non-GAAP)(1)	56.61	61.82
(1) Refer to "Non-GAAP Measures" in this earnings release for additional information on the usage and presentation of these non-GAAP measures, and refer to the financial tables for reconciliations to the most directly comparable GAAP measures.

"HTLF is off to an excellent start in 2021 with record quarterly net income available to common stockholders of $50.8 million. The strong quarterly results were driven by increased net interest income, reduced provision for credit losses and an improved efficiency ratio."
Bruce K. Lee, president and chief executive officer, HTLF

Dubuque, Iowa, Monday, April 26, 2021-Heartland Financial USA, Inc. (NASDAQ: HTLF) today reported the following results for the quarter ended March 31, 2021 compared to the quarter ended March 31, 2020:
•Net income available to common stockholders of $50.8 million compared to $20.0 million, an increase of $30.8 million or 153%.
•Earnings per diluted common share of $1.20 compared to $0.54, an increase of $0.66 or 122%.
•Net interest income of $139.6 million compared to $112.5 million, an increase of $27.1 million or 24%.
•Return on average common equity was 10.49% and return on average assets was 1.19% compared to 4.98% and 0.61%.
•Return on average tangible common equity (non-GAAP) was 15.90% compared to 8.00%.

"HTLF is off to an excellent start in 2021 with record quarterly net income available to common stockholders of $50.8 million. The strong quarterly results were driven by increased net interest income, reduced provision for credit losses and an improved efficiency ratio," said Bruce K. Lee, president and chief executive officer of HTLF.

In April 2021, the company announced a branding change from Heartland Financial to HTLF. Lee said, "We refreshed our branding to better reflect who we are today. HTLF is our company’s stock ticker symbol. Now, those same four letters are our brand name, reflecting the strength of our diverse footprint and continued growth."

Net Interest Income and Net Interest Margin

Net interest margin, expressed as a percentage of average earning assets, was 3.44% (3.48% on a fully tax-equivalent basis, non-GAAP) during the first quarter of 2021, compared to 3.51% (3.55% on a fully tax-equivalent basis, non-GAAP) during the fourth quarter of 2020 and 3.81% (3.84% on a fully tax-equivalent basis, non-GAAP) during the first quarter of 2020.

Total interest income and average earning asset changes for the first quarter of 2021 compared to the first quarter of 2020 were:
•Total interest income was $147.5 million, which was an increase of $16.4 million or 13% from $131.0 million and primarily attributable to an increase in average earning assets partially offset by lower yields.
•Total interest income on a tax-equivalent basis was $149.2 million, which was an increase of $17.0 million or 13% from $132.2 million.
•Average earning assets increased $4.57 billion or 38% to $16.46 billion compared to $11.89 billion, which was primarily attributable to recent acquisitions and loan growth, including Paycheck Protection Program ("PPP") loans.
•The average rate on earning assets decreased 79 basis points to 3.68% compared to 4.47%, which was primarily due to recent decreases in market interest rates and a shift in earning asset mix. Total average securities were 39% of total earning average assets compared to 29%.

Total interest expense and average interest bearing liability changes for the first quarter of 2021 compared to the first quarter of 2020 were:
•Total interest expense was $7.8 million, a decrease of $10.7 million or 58% from $18.5 million, based on a decrease in the average interest rate paid, which was partially offset by an increase in average interest bearing liabilities.
•The average interest rate paid on interest bearing liabilities decreased to 0.32% compared to 0.95%, which was primarily due to recent decreases in market interest rates.
•Average interest bearing deposits increased $1.84 billion or 25% to $9.27 billion from $7.42 billion which was primarily attributable to recent acquisitions and deposit growth, including deposits from government stimulus payments and other COVID-19 relief programs.
•The average interest rate paid on interest bearing deposits decreased 60 basis points to 0.19% compared to 0.79%.
•Average borrowings increased $233.4 million or 56% to $651.2 million from $417.8 million, which was primarily attributable to outstanding advances from the PPP lending fund used to fund PPP loans to borrowers. The average interest rate paid on borrowings was 2.15% compared to 3.81%.

Net interest income increased for the first quarter of 2021 compared to the first quarter of 2020:

•Net interest income totaled $139.6 million compared to $112.5 million, which was an increase of $27.1 million or 24%.
•Net interest income on a tax-equivalent basis (non-GAAP) totaled $141.4 million compared to $113.6 million, which was an increase of $27.7 million or 24%.

Noninterest Income and Noninterest Expense

Total noninterest income was $30.3 million during the first quarter of 2021 compared to $25.8 million during the first quarter of 2020, an increase of $4.5 million or 17%. Significant changes by noninterest income category for the first quarter of 2021 compared to the first quarter of 2020 were:
•Service charges and fees increased $1.7 million or 14% to $13.7 million from $12.0 million. The increase was primarily attributable to the larger customer base due to recent acquisitions.
•Net gains on sales of loans held for sale totaled $6.4 million compared to $4.7 million, which was an increase of $1.8 million or 38% and was primarily attributable to an increase of loans sold to the secondary market.
•Valuation adjustment on servicing rights reflects an increase to income of $2.5 million due to a recovery of $917,000 compared to an impairment of $1.6 million, primarily due to recent increases in long-term interest rates.

Total noninterest expense was $102.4 million during the first quarter of 2021 compared to $90.9 million during the first quarter of 2020, which was an increase of $11.6 million or 13%. Significant changes within the noninterest expense category for the first quarter of 2021 compared to the first quarter of 2020 were:
•Salaries and employee benefits totaled $59.1 million compared to $50.0 million, which was an increase of $9.1 million or 18%. Full-time equivalent employees increased 314 to 2,131 compared to 1,817 which was primarily attributable to the acquisitions completed in the fourth quarter of 2020.
•Acquisitions, integration and restructuring costs increased $1.6 million or 113% to $2.9 million compared to $1.4 million, which was primarily attributable to the AimBank conversion.

The effective tax rate was 22.51% for the first quarter of 2021 compared to 22.77% for the first quarter of 2020. The following items impacted the first quarter 2021 and 2020 tax calculations:
•Solar energy tax credits of $97,000 compared to $76,000.
•Federal low-income housing tax credits of $135,000 compared to $195,000.
•New markets tax credits of $75,000 in each quarterly calculation.
•Tax-exempt interest income as a percentage of pre-tax income of 9.72% compared to 16.40%.
•Tax benefit of $153,000 compared to tax expense of $25,000 resulting from the vesting of restricted stock unit awards.

Total Assets, Total Loans and Total Deposits

Total assets were $18.24 billion at March 31, 2021, an increase of $336.1 million or 2% from $17.91 billion at year-end 2020. Securities represented 36% and 35% of total assets at March 31, 2021, and December 31, 2020, respectively.

Total loans held to maturity were $10.05 billion at March 31, 2021, and $10.02 billion at December 31, 2020, which was an increase of $27.4 million or less than 1%. Loan changes by category were:
•Commercial and business lending, which includes commercial and industrial, PPP and owner occupied commercial real estate loans, increased $145.2 million or 3% to $5.41 billion at March 31, 2021, compared to $5.27 billion at December 31, 2020.
•PPP loans originated in 2020 ("PPP I") decreased $218.2 million from year-end 2020. PPP loans originated in 2021 ("PPP II") totaled $415.8 million.
•Excluding total PPP loans, commercial and business lending decreased $52.4 million or 1% since year-end 2020.
•Commercial real estate lending, which includes non-owner occupied commercial real estate and construction loans, decreased $21.5 million or 1% to $2.76 billion at March 31, 2021, from $2.78 billion at year-end 2020.

•Agricultural and agricultural real estate loans totaled $684.0 million at March 31, 2021, compared to $714.5 million at December 31, 2020, which was a decrease of $30.6 million or 4%.
•Residential mortgage loans decreased $53.4 million or 6% to $787.0 million at March 31, 2021, from $840.4 million at December 31, 2020.
•Consumer loans decreased $12.3 million or 3% to $402.1 million at March 31, 2021, compared to $414.4 million at December 31, 2020.

Total deposits were $15.56 billion as of March 31, 2021, compared to $14.98 billion at year-end 2020, an increase of $579.1 million or 4%. Deposit changes by category were:
•Demand deposits increased $487.1 million or 9% to $6.18 billion at March 31, 2021, compared to $5.69 billion at December 31, 2020.
•Savings deposits increased $159.5 million or 2% to $8.18 billion at March 31, 2021, from $8.02 billion at December 31, 2020.
•Time deposits decreased $67.5 million or 5% to $1.20 billion at March 31, 2021 from $1.27 billion at December 31, 2020.

Growth in non-time deposits was positively impacted by federal government stimulus payments and other COVID-19 relief programs.

Provision and Allowance

Provision and Allowance for Credit Losses for Loans
Provision expense for credit losses for loans for the first quarter of 2021 was $16,000, which was a decrease of $19.8 million from $19.9 million recorded in the first quarter of 2020. The provision expense for the first quarter of 2021 was impacted by several factors, including:
•decreases in balances of loans held to maturity excluding total PPP loans of $170.1 million from year-end 2020;
•modest changes in credit quality marked by delinquencies of 0.16% of total loans and nonpass loans of 11.5% of total loans for the first quarter compared to delinquencies of 0.23% of total loans and nonpass loans of 10.8% of total loans for the fourth quarter of 2020, and
•consistent macroeconomic factors compared to previous quarters.

The allowance for credit losses for loans totaled $130.2 million and $131.6 million at March 31, 2021, and December 31, 2020, respectively. The following items have impacted the allowance for credit losses for loans for the three months ended March 31, 2021:
•Provision expense for the three months ended March 31, 2021, totaled $16,000.
•Net charge offs of $1.5 million were recorded for the first three months of 2021.

Provision and Allowance for Credit Losses for Unfunded Commitments
The allowance for unfunded commitments totaled $14.6 million at March 31, 2021, which was a decrease of $661,000 from $15.3 million at December 31, 2020. Unfunded commitments increased $59.1 million to $3.31 billion at March 31, 2021 compared to $3.25 billion at December 31, 2020. Included in the increase of unfunded commitments was $33.0 million of commitments related to 100% government guaranteed lending, for which no provision expense was required.

Total Provision and Allowance for Lending Related Credit Losses
The total provision benefit for lending related credit losses was $645,000 for the first quarter of 2021 compared to provision expense of $21.5 million for the first quarter of 2020. The total allowance for lending related credit losses was $144.8 million at March 31, 2021, which was 1.44% of total loans as of March 31, 2021 compared to $146.9 million or 1.47% of total loans as of December 31, 2020. Excluding PPP loans, the allowance for lending related credit losses as a percentage of total loans was 1.63% and 1.62% as March 31, 2021, and December 31, 2020, respectively.

Nonperforming Assets

Nonperforming assets increased $3.4 million or 4% to $98.4 million or 0.54% of total assets at March 31, 2021,

compared to $95.0 million or 0.53% of total assets at December 31, 2020. Nonperforming loans were $91.9 million or 0.91% of total loans at March 31, 2021, compared to $88.1 million or 0.88% of total loans at December 31, 2020. At March 31, 2021, loans delinquent 30-89 days were 0.16% of total loans compared to 0.23% of total loans at December 31, 2020.

Non-GAAP Financial Measures
This earnings release contains references to financial measures which are not defined by generally accepted accounting principles ("GAAP"). Management believes the non-GAAP measures are helpful for investors to analyze and evaluate the company's financial condition and operating results. However, these non-GAAP measures have inherent limitations and should not be considered a substitute for operating results determined in accordance with GAAP. Additionally, because non-GAAP measures are not standardized, it may not be possible to compare the non-GAAP measures in this earnings release with other companies' non-GAAP measures. Reconciliations of each non-GAAP measure to the most directly comparable GAAP measure may be found in the financial tables in this earnings release.

Below are the non-GAAP measures included in this earnings release, management's reason for including each measure and the method of calculating each measure:
•Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources.
•Efficiency ratio, fully tax equivalent, expresses noninterest expenses as a percentage of fully tax-equivalent net interest income and noninterest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and noninterest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this earnings release.
•Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources.
•Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength.
•Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength.
•Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength.
Conference Call Details
HTLF will host a conference call for investors at 5:00 p.m. EDT today. To participate, dial 866-928-9948 at least five minutes before the start time. A replay will be available until April 25, 2022, by logging on to www.htlf.com.

About HTLF
Heartland Financial USA, Inc., operating under the brand name HTLF, is a financial services company with assets of $18.24 billion. HTLF has banks serving communities in Arizona, California, Colorado, Illinois, Iowa, Kansas, Minnesota, Missouri, Montana, New Mexico, Texas and Wisconsin. HTLF is committed to its core commercial business, supported by a strong retail operation, and provides a diversified line of financial services including residential mortgage, wealth management, investment and insurance. Additional information is available at www.htlf.com.

Safe Harbor Statement
This release (including any information incorporated herein by reference), and future oral and written statements of the company and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF.

Any statements about the company's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of the company's operations or performance. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "intent", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "may", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this release, and future oral and written statements of the company and its management. Although the company may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of the company to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which the company currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of the company’s Annual Report on Form 10-K for the year ended December 31, 2020, include, among others:
•COVID-19 Pandemic Risks, including risks related to the ongoing COVID-19 pandemic and measures enacted by the U.S. federal and state governments and adopted by private businesses in response to the COVID-19 pandemic;
•Economic and Market Conditions Risks, including risks related to changes in the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, terrorist threats or acts of war;
•Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs;
•Liquidity and Interest Rate Risks, including the impact of capital market conditions and changes in monetary policy on our borrowings and net interest income;
•Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks;
•Strategic and External Risks, including competitive forces impacting our business and strategic acquisition risks;
•Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and
•Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions.

There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect the company’s business, financial condition and results of operations. In addition, many of these risks and uncertainties are currently amplified by and may continue to be amplified by the COVID-19 pandemic and the impact of varying governmental responses that affect the company’s customers and the economies where they operate. Additionally, all statements in this release, including forward-looking statements speak only as of the date they are made. The company does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to or correct or update any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect the company’s financial results, is included in the company’s filings with the SEC.

-FINANCIAL TABLES FOLLOW-
###

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Three Months Ended March 31,
	2021	2020
Interest Income
Interest and fees on loans	$112,439	$106,414
Interest on securities:
Taxable	30,443	21,731
Nontaxable	4,503	2,183
Interest on federal funds sold	1	—
Interest on deposits with other banks and short-term investments	66	721
Total Interest Income	147,452	131,049
Interest Expense
Interest on deposits	4,395	14,582
Interest on short-term borrowings	152	296
Interest on other borrowings	3,300	3,660
Total Interest Expense	7,847	18,538
Net Interest Income	139,605	112,511
Provision (benefit) for credit losses	(648)	21,520
Net Interest Income After Provision for Credit Losses	140,253	90,991
Noninterest Income
Service charges and fees	13,671	12,021
Loan servicing income	838	963
Trust fees	5,777	5,022
Brokerage and insurance commissions	853	733
Securities gains/(losses), net	(30)	1,658
Unrealized gain/ (loss) on equity securities, net	(110)	(231)
Net gains on sale of loans held for sale	6,420	4,660
Valuation adjustment on servicing rights	917	(1,565)
Income on bank owned life insurance	829	498
Other noninterest income	1,152	2,058
Total Noninterest Income	30,317	25,817
Noninterest Expense
Salaries and employee benefits	59,062	49,957
Occupancy	7,918	6,471
Furniture and equipment	3,093	3,108
Professional fees	13,490	12,473
Advertising	1,469	2,205
Core deposit and customer relationship intangibles amortization	2,516	2,981
Other real estate and loan collection expenses, net	135	334
Loss on sales/valuations of assets, net	194	16
Acquisition, integration and restructuring costs	2,928	1,376
Partnership investment in tax credit projects	35	184
Other noninterest expenses	11,583	11,754
Total Noninterest Expense	102,423	90,859
Income Before Income Taxes	68,147	25,949
Income taxes	15,333	5,909
Net Income	52,814	20,040
Preferred dividends	(2,013)	—
Net Income Available to Common Stockholders	$50,801	$20,040
Earnings per common share-diluted	$1.20	$0.54
Weighted average shares outstanding-diluted	42,335,747	36,895,591

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Interest Income
Interest and fees on loans	$112,439	$108,865	$102,657	$107,005	$106,414
Interest on securities:
Taxable	30,443	28,154	25,016	23,362	21,731
Nontaxable	4,503	3,735	3,222	3,344	2,183
Interest on federal funds sold	1	—	—	—	—
Interest on deposits with other banks and short-term investments	66	77	72	54	721
Total Interest Income	147,452	140,831	130,967	133,765	131,049
Interest Expense
Interest on deposits	4,395	4,609	4,962	6,134	14,582
Interest on short-term borrowings	152	175	78	61	296
Interest on other borrowings	3,300	3,472	3,430	3,424	3,660
Total Interest Expense	7,847	8,256	8,470	9,619	18,538
Net Interest Income	139,605	132,575	122,497	124,146	112,511
Provision (benefit) for credit losses	(648)	17,072	1,678	26,796	21,520
Net Interest Income After Provision for Credit Losses	140,253	115,503	120,819	97,350	90,991
Noninterest Income
Service charges and fees	13,671	12,725	11,749	10,972	12,021
Loan servicing income	838	997	638	379	963
Trust fees	5,777	5,506	5,357	4,977	5,022
Brokerage and insurance commissions	853	779	649	595	733
Securities gains/(losses), net	(30)	2,829	1,300	2,006	1,658
Unrealized gain/ (loss) on equity securities, net	(110)	36	155	680	(231)
Net gains on sale of loans held for sale	6,420	7,104	8,894	7,857	4,660
Valuation adjustment on servicing rights	917	(102)	(120)	9	(1,565)
Income on bank owned life insurance	829	1,021	868	1,167	498
Other noninterest income	1,152	1,726	1,726	1,995	2,058
Total Noninterest Income	30,317	32,621	31,216	30,637	25,817
Noninterest Expense
Salaries and employee benefits	59,062	51,615	50,978	50,118	49,957
Occupancy	7,918	6,849	6,732	6,502	6,471
Furniture and equipment	3,093	3,913	2,500	2,993	3,108
Professional fees	13,490	15,117	12,802	13,676	12,473
Advertising	1,469	1,107	928	995	2,205
Core deposit and customer relationship intangibles amortization	2,516	2,501	2,492	2,696	2,981
Other real estate and loan collection expenses, net	135	468	335	203	334
Loss on sales/valuations of assets, net	194	2,621	1,763	701	16
Acquisition, integration and restructuring costs	2,928	2,186	1,146	673	1,376
Partnership investment in tax credit projects	35	1,899	927	791	184
Other noninterest expenses	11,583	10,993	9,793	11,091	11,754
Total Noninterest Expense	102,423	99,269	90,396	90,439	90,859
Income Before Income Taxes	68,147	48,855	61,639	37,548	25,949
Income taxes	15,333	9,046	13,681	7,417	5,909
Net Income	52,814	39,809	47,958	30,131	20,040
Preferred dividends	(2,013)	(2,014)	(2,437)	—	—
Net Income Available to Common Stockholders	$50,801	$37,795	$45,521	$30,131	$20,040
Earnings per common share-diluted	$1.20	$0.98	$1.23	$0.82	$0.54
Weighted average shares outstanding-diluted	42,335,747	38,534,082	36,995,572	36,915,630	36,895,591

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	As of
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Assets
Cash and due from banks	$198,177	$219,243	$175,284	$211,429	$175,587
Interest bearing deposits with other banks and short-term investments	269,685	118,660	156,371	242,149	64,156
Cash and cash equivalents	467,862	337,903	331,655	453,578	239,743
Time deposits in other financial institutions	3,138	3,129	3,129	3,128	3,568
Securities:
Carried at fair value	6,370,495	6,127,975	4,950,698	4,126,351	3,488,621
Held to maturity, at cost, less allowance for credit losses	85,293	88,839	88,700	90,579	91,875
Other investments, at cost	74,935	75,253	35,940	35,902	35,370
Loans held for sale	43,037	57,949	65,969	54,382	22,957
Loans:
Held to maturity	10,050,456	10,023,051	9,099,646	9,246,830	8,374,236
Allowance for credit losses	(130,172)	(131,606)	(103,377)	(119,937)	(97,350)
Loans, net	9,920,284	9,891,445	8,996,269	9,126,893	8,276,886
Premises, furniture and equipment, net	225,047	226,094	200,028	198,481	200,960
Goodwill	576,005	576,005	446,345	446,345	446,345
Core deposit and customer relationship intangibles, net	39,867	42,383	40,520	43,011	45,707
Servicing rights, net	6,953	6,052	5,752	5,469	5,220
Cash surrender value on life insurance	188,521	187,664	173,111	172,813	172,140
Other real estate, net	6,236	6,624	5,050	5,539	6,074
Other assets	236,754	281,024	269,498	263,682	259,043
Total Assets	$18,244,427	$17,908,339	$15,612,664	$15,026,153	$13,294,509
Liabilities and Equity
Liabilities
Deposits:
Demand	$6,175,946	$5,688,810	$5,022,567	$4,831,151	$3,696,974
Savings	8,179,251	8,019,704	6,742,151	6,810,296	6,366,610
Time	1,203,854	1,271,391	1,002,392	1,067,252	1,110,441
Total deposits	15,559,051	14,979,905	12,767,110	12,708,699	11,174,025
Short-term borrowings	140,597	167,872	306,706	88,631	121,442
Other borrowings	349,514	457,042	524,045	306,459	276,150
Accrued expenses and other liabilities	139,058	224,289	203,199	174,987	169,178
Total Liabilities	16,188,220	15,829,108	13,801,060	13,278,776	11,740,795
Stockholders' Equity
Preferred equity	110,705	110,705	110,705	110,705	—
Common stock	42,174	42,094	36,885	36,845	36,807
Capital surplus	1,063,497	1,062,083	847,377	844,202	842,780
Retained earnings	833,171	791,630	761,211	723,067	700,298
Accumulated other comprehensive income/(loss)	6,660	72,719	55,426	32,558	(26,171)
Total Equity	2,056,207	2,079,231	1,811,604	1,747,377	1,553,714
Total Liabilities and Equity	$18,244,427	$17,908,339	$15,612,664	$15,026,153	$13,294,509

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA AND FULL TIME EQUIVALENT EMPLOYEE DATA
	For the Quarter Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Average Balances
Assets	$17,964,723	$16,401,152	$15,167,225	$14,391,856	$13,148,173
Loans, net of unearned	9,952,152	9,366,430	9,220,666	9,186,913	8,364,220
Deposits	15,044,561	13,518,020	12,650,822	12,288,378	10,971,193
Earning assets	16,460,124	15,042,079	13,868,360	13,103,159	11,891,455
Interest bearing liabilities	9,917,159	9,053,855	8,320,123	8,155,753	7,841,941
Common equity	1,963,674	1,769,575	1,661,381	1,574,902	1,619,682
Total stockholders' equity	2,074,379	1,880,280	1,772,086	1,580,997	1,619,682
Tangible common equity (non-GAAP)(1)	1,346,270	1,238,691	1,172,891	1,083,834	1,125,705

Key Performance Ratios
Annualized return on average assets	1.19%	0.97%	1.26%	0.84%	0.61%
Annualized return on average common equity (GAAP)	10.49	8.50	10.90	7.69	4.98
Annualized return on average tangible common equity (non-GAAP)(1)	15.90	12.77	16.11	11.97	8.00
Annualized ratio of net charge-offs to average loans	0.06	0.01	0.92	0.11	0.24
Annualized net interest margin (GAAP)	3.44	3.51	3.51	3.81	3.81
Annualized net interest margin, fully tax-equivalent (non-GAAP)(1)	3.48	3.55	3.55	3.85	3.84
Efficiency ratio, fully tax-equivalent (non-GAAP)(1)	56.61	54.93	54.67	55.75	61.82

(1) Refer to "Non-GAAP Measures" in this earnings release for additional information on the usage and presentation of these non-GAAP measures, and refer to these financial tables for the reconciliations to the most directly comparable GAAP measures.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE AND FULL TIME EQUIVALENT EMPLOYEE DATA
	As of and for the Quarter Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Common Share Data
Book value per common share	$46.13	$46.77	$46.11	$44.42	$42.21
Tangible book value per common share (non-GAAP)(1)	$31.53	$32.07	$32.91	$31.14	$28.84
Common shares outstanding, net of treasury stock	42,173,675	42,093,862	36,885,390	36,844,744	36,807,217
Tangible common equity ratio (non-GAAP)(1)	7.54%	7.81%	8.03%	7.89%	8.29%

Other Selected Trend Information
Effective tax rate	22.51%	18.52%	22.20%	19.75%	22.77%
Full time equivalent employees	2,131	2,013	1,827	1,821	1,817

Loans Held to Maturity
Commercial and industrial	$2,421,260	$2,534,799	$2,303,646	$2,364,400	$2,550,490
Paycheck Protection Program ("PPP")	1,155,328	957,785	1,128,035	1,124,430	—
Owner occupied commercial real estate	1,837,559	1,776,406	1,494,902	1,433,271	1,431,038
Commercial and business lending	5,414,147	5,268,990	4,926,583	4,922,101	3,981,528
Non-owner occupied commercial real estate	1,967,183	1,921,481	1,659,683	1,543,623	1,551,787
Real estate construction	796,027	863,220	917,765	1,115,843	1,069,700
Commercial real estate lending	2,763,210	2,784,701	2,577,448	2,659,466	2,621,487
Total commercial lending	8,177,357	8,053,691	7,504,031	7,581,567	6,603,015
Agricultural and agricultural real estate	683,969	714,526	508,058	520,773	550,107
Residential mortgage	786,994	840,442	701,899	735,762	792,540
Consumer	402,136	414,392	385,658	408,728	428,574
Total loans held to maturity	$10,050,456	$10,023,051	$9,099,646	$9,246,830	$8,374,236

Total unfunded loan commitments	$3,306,042	$3,246,953	$2,980,484	$3,065,283	$2,782,679

(1) Refer to "Non-GAAP Measures" in this earnings release for additional information on the usage and presentation of these non-GAAP measures, and refer to these financial tables for the reconciliations to the most directly comparable GAAP measures.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	As of and for the Quarter Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Allowance for Credit Losses-Loans
Balance, beginning of period	$131,606	$103,377	$119,937	$97,350	$70,395
Impact of ASU 2016-13 adoption	—	—	—	—	12,071
Allowance for acquired purchased credit deteriorated loans	—	12,313	—	—	—
Provision for credit losses	16	16,132	4,741	25,007	19,865
Charge-offs	(2,126)	(1,104)	(21,753)	(3,564)	(6,301)
Recoveries	676	888	452	1,144	1,320
Balance, end of period	$130,172	$131,606	$103,377	$119,937	$97,350

Allowance for Unfunded Commitments
Balance, beginning of period	$15,280	$14,330	$17,392	$15,468	$248
Impact of ASU 2016-13 adoption	—	—	—	—	13,604
Provision (benefit) for credit losses	(661)	950	(3,062)	1,924	1,616
Balance, end of period	$14,619	$15,280	$14,330	$17,392	$15,468

Allowance for lending related credit losses	$144,791	$146,886	$117,707	$137,329	$112,818

Provision for Credit Losses
Provision for credit losses-loans	$16	$6,572	$4,741	$25,007	$19,865
Provision for credit losses-acquired loans	—	9,560	—	—	—
Provision (benefit) for credit losses-unfunded commitments	(661)	(1,372)	(3,062)	1,924	1,616
Provision for credit losses-acquired unfunded commitments	—	2,322	—	—	—
Provision (benefit) for credit losses-held to maturity securities	(3)	(10)	(1)	(135)	39
Total provision for credit losses	$(648)	$17,072	$1,678	$26,796	$21,520

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	As of and for the Quarter Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Asset Quality
Nonaccrual loans	$91,718	$87,386	$79,040	$91,609	$79,280
Loans past due ninety days or more	171	720	1,681	1,360	—
Other real estate owned	6,236	6,624	5,050	5,539	6,074
Other repossessed assets	239	240	130	29	17
Total nonperforming assets	$98,364	$94,970	$85,901	$98,537	$85,371

Performing troubled debt restructured loans	$2,394	$2,370	$11,818	$2,636	$2,858

Nonperforming Assets Activity
Balance, beginning of period	$94,970	$85,901	$98,537	$85,371	$87,578
Net loan charge offs	(1,450)	(216)	(21,301)	(2,420)	(4,981)
New nonperforming loans	14,936	8,664	11,834	26,857	15,796
Acquired nonperforming assets	—	12,781	—	—	—
Reduction of nonperforming loans(1)	(7,261)	(10,811)	(1,994)	(9,911)	(11,937)
Net OREO/repossessed assets sales proceeds and losses	(2,831)	(1,349)	(1,175)	(1,360)	(1,085)
Balance, end of period	$98,364	$94,970	$85,901	$98,537	$85,371

Asset Quality Ratios
Ratio of nonperforming loans to total loans	0.91%	0.88%	0.89%	1.01%	0.95%
Ratio of nonperforming loans and performing trouble debt restructured loans to total loans	0.94	0.90	1.02	1.03	0.98
Ratio of nonperforming assets to total assets	0.54	0.53	0.55	0.66	0.64
Annualized ratio of net loan charge-offs to average loans	0.06	0.01	0.92	0.11	0.24
Allowance for loan credit losses as a percent of loans	1.30	1.31	1.14	1.30	1.16
Allowance for lending related credit losses as a percent of loans	1.44	1.47	1.29	1.49	1.35
Allowance for loan credit losses as a percent of nonperforming loans	141.66	149.37	128.07	129.01	122.79
Loans delinquent 30-89 days as a percent of total loans	0.16	0.23	0.17	0.22	0.38

(1) Includes principal reductions, transfers to performing status and transfers to OREO.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS
	For the Quarter Ended
	March 31, 2021			December 31, 2020			March 31, 2020
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Earning Assets
Securities:
Taxable	$5,693,097	$30,443	2.17%	$4,957,680	$28,154	2.26%	$3,132,103	$21,731	2.79%
Nontaxable(1)	730,565	5,700	3.16	543,845	4,728	3.46	288,535	2,763	3.85
Total securities	6,423,662	36,143	2.28	5,501,525	32,882	2.38	3,420,638	24,494	2.88
Interest on deposits with other banks and short-term investments	204,488	66	0.13	292,436	77	0.10	181,320	721	1.60
Federal funds sold	14,020	1	0.03	427	—	—	—	—	—
Loans:(2)
Commercial and industrial(1)	2,500,250	28,222	4.58	2,357,056	27,523	4.65	2,607,513	32,454	5.01
PPP loans	992,517	10,149	4.15	1,064,863	11,806	4.41	—	—	—
Owner occupied commercial real estate	1,778,829	19,565	4.46	1,597,446	18,605	4.63	1,433,160	18,581	5.21
Non-owner occupied commercial real estate	1,937,564	22,121	4.63	1,756,443	20,733	4.70	1,472,268	19,530	5.34
Real estate construction	806,315	9,698	4.88	859,941	9,723	4.50	1,045,836	12,845	4.94
Agricultural and agricultural real estate	681,279	8,051	4.79	554,596	6,535	4.69	552,968	7,039	5.12
Residential mortgage	849,923	9,830	4.69	785,852	9,288	4.70	819,730	10,421	5.11
Consumer	405,475	5,367	5.37	390,233	5,188	5.29	432,745	6,095	5.66
Less: allowance for credit losses-loans	(134,198)	—	—	(118,739)	—	—	(74,723)	—	—
Net loans	9,817,954	113,003	4.67	9,247,691	109,401	4.71	8,289,497	106,965	5.19
Total earning assets	16,460,124	149,213	3.68%	15,042,079	142,360	3.77%	11,891,455	132,180	4.47%
Nonearning Assets	1,504,599			1,359,073			1,256,718
Total Assets	$17,964,723			$16,401,152			$13,148,173
Interest Bearing Liabilities
Savings	$8,032,308	$2,430	0.12%	$7,176,563	$2,166	0.12%	$6,277,528	$10,082	0.65%
Time deposits	1,233,682	1,965	0.65	1,074,746	2,443	0.90	1,146,619	4,500	1.58
Short-term borrowings	240,037	152	0.26	268,464	175	0.26	141,807	296	0.84
Other borrowings	411,132	3,300	3.26	534,082	3,472	2.59	275,987	3,660	5.33
Total interest bearing liabilities	9,917,159	7,847	0.32%	9,053,855	8,256	0.36%	7,841,941	18,538	0.95
Noninterest Bearing Liabilities
Noninterest bearing deposits	5,778,571			5,266,711			3,547,046
Accrued interest and other liabilities	194,614			200,306			139,504
Total noninterest bearing liabilities	5,973,185			5,467,017			3,686,550
Equity	2,074,379			1,880,280			1,619,682
Total Liabilities and Equity	$17,964,723			$16,401,152			$13,148,173
Net interest income, fully tax-equivalent (non-GAAP)(3)		$141,366			$134,104			$113,642
Net interest spread(1)			3.36%			3.41%			3.52%
Net interest income, fully tax-equivalent (non-GAAP)(3) to total earning assets			3.48%			3.55%			3.84%
Interest bearing liabilities to earning assets	60.25%			60.19%			65.95%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.
(2) Nonaccrual loans and loans held for sale are included in the average loans outstanding.
(3) Refer to "Non-GAAP Measures" in this earnings release for additional information on the usage and presentation of these non-GAAP measures, and refer to these financial tables for the reconciliations to the most directly comparable GAAP measures.

HEARTLAND FINANCIAL USA, INC.
SELECTED FINANCIAL DATA - SUBSIDIARY BANKS (Unaudited)
DOLLARS IN THOUSANDS
	As of and For the Quarter Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Total Assets
First Bank & Trust	$2,991,053	$3,171,961	$1,289,187	$1,256,710	$1,163,181
Citywide Banks	2,632,199	2,628,963	2,639,516	2,546,942	2,271,889
New Mexico Bank & Trust	2,356,918	2,032,637	2,002,663	1,899,194	1,670,097
Dubuque Bank and Trust Company	1,932,234	1,853,078	1,838,260	1,849,035	1,591,312
Arizona Bank & Trust	1,614,740	1,529,800	1,039,253	970,775	866,107
Illinois Bank & Trust	1,584,561	1,525,503	1,500,012	1,470,000	1,295,984
Bank of Blue Valley	1,425,434	1,376,080	1,424,261	1,380,159	1,222,358
Wisconsin Bank & Trust	1,264,009	1,267,488	1,262,069	1,203,108	1,079,582
Premier Valley Bank	1,062,607	1,076,615	1,042,437	1,031,899	889,280
Minnesota Bank & Trust	995,692	1,000,168	1,007,548	951,236	778,724
Rocky Mountain Bank	620,800	616,157	617,169	590,764	576,245
Total Deposits
First Bank & Trust	$2,427,920	$2,622,716	$936,366	$959,886	$900,399
Citywide Banks	2,231,320	2,181,511	2,163,051	2,147,642	1,868,404
New Mexico Bank & Trust	2,077,304	1,749,963	1,747,527	1,698,584	1,451,041
Dubuque Bank and Trust Company	1,565,782	1,456,908	1,591,561	1,496,559	1,363,164
Arizona Bank & Trust	1,453,888	1,357,158	886,174	865,430	754,464
Illinois Bank & Trust	1,426,426	1,338,677	1,307,513	1,318,866	1,139,945
Bank of Blue Valley	1,178,114	1,138,264	1,142,910	1,138,818	1,008,362
Wisconsin Bank & Trust	1,067,735	1,057,369	1,011,843	1,050,766	920,168
Premier Valley Bank	896,715	836,984	855,913	869,165	706,479
Minnesota Bank & Trust	813,693	789,555	804,045	820,199	648,560
Rocky Mountain Bank	549,894	538,012	533,429	519,029	496,465

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA AND FULL TIME EQUIVALENT EMPLOYEE DATA
	For the Quarter Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP)
Net income available to common stockholders (GAAP)	$50,801	$37,795	$45,521	$30,131	$20,040
Plus core deposit and customer relationship intangibles amortization, net of tax(1)	1,988	1,975	1,969	2,130	2,355
Net income available to common stockholders excluding intangible amortization (non-GAAP)	$52,789	$39,770	$47,490	$32,261	$22,395

Average common equity (GAAP)	$1,963,674	$1,769,575	$1,661,381	$1,574,902	$1,619,682
Less average goodwill	576,005	488,151	446,345	446,345	446,345
Less average core deposit and customer relationship intangibles, net	41,399	42,733	42,145	44,723	47,632
Average tangible common equity (non-GAAP)	$1,346,270	$1,238,691	$1,172,891	$1,083,834	$1,125,705
Annualized return on average common equity (GAAP)	10.49%	8.50%	10.90%	7.69%	4.98%
Annualized return on average tangible common equity (non-GAAP)	15.90%	12.77%	16.11%	11.97%	8.00%

Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)
Net Interest Income (GAAP)	$139,605	$132,575	$122,497	$124,146	$112,511
Plus tax-equivalent adjustment(1)	1,761	1,529	1,390	1,416	1,131
Net interest income, fully tax-equivalent (non-GAAP)	$141,366	$134,104	$123,887	$125,562	$113,642

Average earning assets	$16,460,124	$15,042,079	$13,868,360	$13,103,159	$11,891,455

Annualized net interest margin (GAAP)	3.44%	3.51%	3.51%	3.81%	3.81%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.48	3.55	3.55	3.85	3.84
Net purchase accounting discount amortization on loans included in annualized net interest margin	0.12	0.10	0.10	0.16	0.09

Reconciliation of Tangible Book Value Per Common Share (non-GAAP)
Common equity (GAAP)	$1,945,502	$1,968,526	$1,700,899	$1,636,672	$1,553,714
Less goodwill	576,005	576,005	446,345	446,345	446,345
Less core deposit and customer relationship intangibles, net	39,867	42,383	40,520	43,011	45,707
Tangible common equity (non-GAAP)	$1,329,630	$1,350,138	$1,214,034	$1,147,316	$1,061,662

Common shares outstanding, net of treasury stock	42,173,675	42,093,862	36,885,390	36,844,744	36,807,217
Common equity (book value) per share (GAAP)	$46.13	$46.77	$46.11	$44.42	$42.21
Tangible book value per common share (non-GAAP)	$31.53	$32.07	$32.91	$31.14	$28.84

Reconciliation of Tangible Common Equity Ratio (non-GAAP)
Tangible common equity (non-GAAP)	$1,329,630	$1,350,138	$1,214,034	$1,147,316	$1,061,662

Total assets (GAAP)	$18,244,427	$17,908,339	$15,612,664	$15,026,153	$13,294,509
Less goodwill	576,005	576,005	446,345	446,345	446,345
Less core deposit and customer relationship intangibles, net	39,867	42,383	40,520	43,011	45,707
Total tangible assets (non-GAAP)	$17,628,555	$17,289,951	$15,125,799	$14,536,797	$12,802,457
Tangible common equity ratio (non-GAAP)	7.54%	7.81%	8.03%	7.89%	8.29%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
Reconciliation of Efficiency Ratio (non-GAAP)	For the Quarter Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Net interest income (GAAP)	$139,605	$132,575	$122,497	$124,146	$112,511
Tax-equivalent adjustment(1)	1,761	1,529	1,390	1,416	1,131
Fully tax-equivalent net interest income	141,366	134,104	123,887	125,562	113,642
Noninterest income	30,317	32,621	31,216	30,637	25,817
Securities (gains)/losses, net	30	(2,829)	(1,300)	(2,006)	(1,658)
Unrealized (gain)/loss on equity securities, net	110	(36)	(155)	(680)	231
Valuation adjustment on servicing rights	(917)	102	120	(9)	1,565
Adjusted revenue (non-GAAP)	$170,906	$163,962	$153,768	$153,504	$139,597

Total noninterest expenses (GAAP)	$102,423	$99,269	$90,396	$90,439	$90,859
Less:
Core deposit and customer relationship intangibles amortization	2,516	2,501	2,492	2,696	2,981
Partnership investment in tax credit projects	35	1,899	927	791	184
Loss on sales/valuation of assets, net	194	2,621	1,763	701	16
Acquisition, integration and restructuring costs	2,928	2,186	1,146	673	1,376
Adjusted noninterest expenses (non-GAAP)	$96,750	$90,062	$84,068	$85,578	$86,302
Efficiency ratio, fully tax-equivalent (non-GAAP)	56.61%	54.93%	54.67%	55.75%	61.82%

Acquisition, integration and restructuring costs
Salaries and employee benefits	$534	$232	$—	$122	$44
Occupancy	9	—	—	—	—
Furniture and equipment	607	423	496	15	24
Professional fees	670	1,422	476	505	996
Advertising	156	42	8	4	89
Other noninterest expenses	952	67	166	27	223
Total acquisition, integration and restructuring costs	$2,928	$2,186	$1,146	$673	$1,376
After tax impact on diluted earnings per share(1)	$0.05	$0.04	$0.02	$0.01	$0.03

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA AND FULL TIME EQUIVALENT EMPLOYEE DATA
	As of and For the Quarter Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
PPP I loan balances	$739,562	$957,785	$1,128,035	$1,124,430	$—
Average PPP I loan balances	841,262	1,064,863	1,128,488	916,405	—

PPP I fee income	$7,464	$9,109	$4,542	$3,655	$—
PPP I interest income	2,087	2,697	2,920	2,362	—
Total PPP I interest income	$9,551	$11,806	$7,462	$6,017	$—

PPP II loan balances	$415,766	$—	$—	$—	$—
Average PPP II loan balances	151,255	—	—	—	—

PPP II fee income	$223	$—	$—	$—	$—
PPP II interest income	375	—	—	—	—
Total PPP II interest income	$598	$—	$—	$—	$—

Selected ratios excluding total PPP loans and total PPP interest income
Annualized net interest margin (GAAP)	3.39%	3.44%	3.59%	3.90%	—%
Annualized net interest margin, fully tax-equivalent (non-GAAP)(1)	3.44	3.48	3.64	3.95	—
Ratio of nonperforming loans to total loans	1.03	0.97	1.01	1.14	—
Ratio of nonperforming loans and performing trouble debt restructured loans to total loans	1.06	1.00	1.16	1.18	—
Ratio of nonperforming assets to total assets	0.58	0.56	0.59	0.71	—
Annualized ratio of net loan charge-offs to average loans	0.07	0.01	1.05	0.12	—
Allowance for loan credit losses as a percent of loans	1.46	1.45	1.30	1.48	—
Allowance for lending related credit losses as a percent of loans	1.63	1.62	1.48	1.69	—
Loans delinquent 30-89 days as a percent of total loans	0.18	0.25	0.19	0.26	—

After tax impact of total PPP interest income on diluted earnings per share(1)	$0.19	$0.24	$0.16	$0.13	$—

(1) Computed on a tax-equivalent basis of using an effective tax rate of 21%.